POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Alan B. Arends

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.

                                      /s/ Alan B. Arends
                                      Alan B. Arends

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Rockne G. Flowers

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.

                                      /s/ Rockne G. Flowers
                                      Rockne G. Flowers

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Joyce L. Hanes

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.

                                      /s/ Joyce L. Hanes
                                      Joyce L. Hanes

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                     Lee Liu

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.

                                      /s/ Lee Liu
                                      Lee Liu

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                               Katherine C. Lyall

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/ Katherine C. Lyall
                                      Katherine C. Lyall

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Arnold M. Nemirow

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/ Arnold M. Nemirow
                                      Arnold M. Nemirow

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Milton M. Neshek

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.

                                      /s/ Milton M. Neshek
                                      Milton M. Neshek

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Jack R. Newman

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/ Jack R. Newman
                                      Jack R. Newman

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                 Judith D. Pyle

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/ Judith D. Pyle
                                      Judith D. Pyle

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                  Robert D. Ray

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/ Robert D. Ray
                                      Robert D. Ray

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Robert W. Schlutz

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/ Robert W. Schlutz
                                      Robert W. Schlutz

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                              Wayne H. Stoppelmoor

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/  Wayne H. Stoppelmoor
                                      Wayne H. Stoppelmoor

                                POWER OF ATTORNEY

                   KNOW ALL PERSONS BY THESE PRESENTS, That I

                                Anthony R. Weiler

hereby constitute and appoint Erroll B. Davis, Jr. and Edward M. Gleason, and each of them individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to sign my name as a director of Alliant Energy Resources, Inc. (the "Company") and Alliant Energy Corporation (the "Parent") to the Registration Statement on Form S-4, and any amendments (including post-effective amendments) or supplements thereto, relating to an offer to exchange substantially identical unsecured debt securities and related guarantees that are registered under the Securities Act of 1933, as amended, for up to $250,000,000 aggregate principal amount of unsecured debt securities to be issued by the Company and unconditionally guaranteed by the Parent, after the consummation of the private placement of such debt securities, and to file said Registration Statement, and any amendment (including any post-effective amendment) or supplement thereto, with the Securities and Exchange Commission in connection with the registration of the unsecured debt securities and related guarantees under the Securities Act of 1933, as amended.

          I hereby ratify and confirm all that said attorneys-in-fact and agents, or each of them, have done or shall lawfully do by virtue of this Power of Attorney.

          WITNESS my hand this 20th day of October, 1999.


                                      /s/ Anthony R. Weiler
                                      Anthony R. Weiler